Exhibit 32.1

Certification of Chief Executive Officer and Chief Financial Officer
Pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                I, Kevin P. Fitzgerald, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge the Annual Report of Ener1. Inc. on Form 10-KSB for the fiscal year ended December 31, 2004 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Annual Report on Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of Ener1, Inc.

BY: /S/ Kevin P. Fitzgerald —————————————— Kevin P. Fitzgerald Chief Executive Officer (Principal Executive Officer)

                I, Randall Paulfus, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge the Annual Report of Ener1. Inc. on Form 10-KSB for the fiscal year ended December 31, 2004fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Annual Report on Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of Ener1, Inc.

BY: /S/ Randall Paulfus —————————————— Randall Paulfus Chief Financial Officer (Principal Financial and Accounting Officer)